Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FalconStor Software, Inc., a Delaware Corporation (the Company) on Form 10-Q for the period ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the Form 10-Q), I, Louis J. Petrucelly, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(i)           the Form 10-Q fully complies, in all material respects, with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(ii)           the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Louis J. Petrucelly
Louis J. Petrucelly
Executive Vice President, Chief Financial Officer and Treasurer
May 9, 2013